UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 13, 2003

FARMLAND INDUSTRIES, INC.
Debtor-in-possession as of May 31, 2002
(Exact name of registrant as specified in its charter)

Kansas	001-11629	44-0209330
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12200 North Ambassador Drive
Kansas City, Missouri	64163-1244
(Address of principal executive offices)	(Zip Code)

816‑713‑7000
(Registrant's telephone number, including area code)

Not Changed
(Former name or former address, if changed since last report)

ITEM 5.           Other Events and Regulation FD Disclosure.

On October 13, 2003, Farmland Industries, Inc. ("the Registrant") issued a press release announcing the results of the auction it held to sell its pork marketing business.  The information contained in the press release, which is attached as Exhibit 99.1 to this report, is incorporated by reference.

ITEM 7.           Financial Statements and Exhibits.

            (C)  Exhibits

Number	Description
99.1	Press release, "Farmland Announces Results of Pork Auction", dated October 13, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 14, 2003

FARMLAND INDUSTRIES, INC.
(Registrant)

By:	/s/STEVEN R. RHODES
Steven R. Rhodes
Executive Vice President
and Chief Financial Officer

Exhibit Index

Number	Description
99.1	Press release, "Farmland Announces Results of Pork Auction", dated October 13, 2003.